UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 14, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-51290                  52-1841431
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(State or other jurisdiction        (Commission                (IRS Employer
         of incorporation)          File Number)             Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                 07632
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(Address of principal executive offices)                        (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS.

                    On June 14, 2006, EpiCept Corporation (the "Registrant")
               amended its insider trading policy to permit stock trading programs under Rule 10b5-1 of the Securities Exchange Act of 1934 ("Rule 10b5-1"). Rule 10b5-1 permits individuals and entities, including issuers, who are not in possession of material nonpublic information to establish pre-arranged written plans to buy or sell company stock on a regular basis (for example, weekly or monthly), thereby avoiding any concerns about initiating stock transactions if and when they subsequently come into possession of material nonpublic information.

                    On June 15, 2006, the Registrant issued a press release
               announcing that TVM III Limited Partnership ("TVM III") and TVM IV GmbH & Co. KG ("TVM IV") entered into trading plans with Deutsche Bank Securities Inc. (Dr. Gert Caspritz, a director of the Registrant, is a general partner and an investment manager in the healthcare and life sciences group of TVM Capital, which is the general partner of both TVM III and TVM IV) pursuant to Rule 10b5-1. In addition, Mr. John J. DiBello, an affiliate of the Registrant and a partner of TVM Capital, also entered into a trading plan with Deutsche Bank Securities Inc. pursuant to Rule 10b5-1. Under these trading plans, the Registrant's stock price must reach a minimum of $5.00 per share before any of TVM III's, TVM IV's or Mr. DiBello's (collectively, the "10b5-1 plan shareholders") shares may be sold. The 10b5-1 shareholders may sell 25% of their individual holdings at a price range of $5.00 to $7.49 per share, 25% of their individual holdings at a price range of $7.50 to $9.99 per share, an additional 25% of their individual holdings at a price range of $10.00 to $12.49 per share, and the final 25% of their individual holdings at a price above $12.50 per share. Sales under the plans may begin on June 14, 2006, and the plans are scheduled to continue for 12 months from the date of inception.

                    In order to maintain compliance with the rules of the OMX
               Stockholm Exchange (where, in addition to Nasdaq, the Registrant's securities are listed under the ticker symbol:
               EPCT), the plans provide that no trading shall take place during the 30-day period prior to the release of financial statements for the prior quarter, resulting in the following restricted periods: July 7 - August 9, 2006; October 6 - November 9, 2006; February 12 - March 16, 2007; and April 6 - May 10, 2007; provided that the end of each restricted period shall be extended to the date of the actual public announcement of the Company's results or such later date as required by the OMX Stockholm Exchange.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               (c) Exhibits

               99.1 EpiCept Corporation press release, dated June 15, 2006, announcing the Rule 10b5-1 trading plans.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ ROBERT W. Cook
                                           ----------------------------------
                                           Name: Robert W. Cook
                                           Title: Chief Financial Officer

Date:  June 16, 2006









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





                                  EXHIBIT INDEX

EXHIBIT                               DESCRIPTION
-------                               -----------

99.1 EpiCept Corporation press release, dated June 15, 2006, announcing the Rule 10b5-1 trading plans.










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